John Hancock Funds II

Supplement dated September 30, 2013 to the current Summary Prospectus

John Hancock Retirement Living 2010-2050 Portfolios

John Hancock Retirement Choices 2010-2050 Portfolios

John Hancock Lifestyle Aggressive Fund

John Hancock Lifestyle Balanced Fund

John Hancock Lifestyle Growth Fund

John Hancock Lifestyle Moderate Fund

John Hancock Lifestyle Conservative Fund

John Hancock Alternative Asset Allocation Fund

(collectively, the “Funds”)

The following information supplements the portfolio manager information in the Fund Summary section of the Summary prospectus under the heading “Portfolio management:”

Effectively immediately, Scott McIntosh no longer serves as a portfolio manager of the Funds. Accordingly, all references to Scott McIntosh as a portfolio manager on the investment management team of the Funds are removed from the Summary prospectus and Statement of Additional Information for all share classes of the Funds. Bob Boyda, Steve Medina, CFA, Marcelle Daher, CFA, and Nathan Thooft, CFA, will continue as portfolio managers of the Funds.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.